EXHIBIT 10.1.1

AMENDMENT AND RESTATEMENT AGREEMENT dated as of October 7, 2011 (this “Amendment Agreement”), in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 28, 2010 (as amended to date, the “Credit Agreement”), among GRAFTECH INTERNATIONAL LTD. (“GrafTech”), GRAFTECH GLOBAL ENTERPRISES INC. (“Global”), GRAFTECH FINANCE INC. (“Finance”), GRAFTECH SWITZERLAND, S.A. (“Swissco” and, together with Finance, the “Borrowers”), the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

The Borrowers have requested that the Credit Agreement be amended and restated as set forth in Section 1 below, the parties hereto are willing so to amend the Credit Agreement and each Lender that will have a Commitment after giving effect to the amendment and restatement of the Credit Agreement contemplated hereby is a party hereto.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

SECTION 1. Amendment and Restatement. (a) Upon the effectiveness of this Amendment Agreement as provided in Section 2 below, the Credit Agreement (including the Schedules and Exhibits thereto) shall be amended and restated to read as set forth in Exhibit A attached hereto (including the Schedules and Exhibits attached to such Exhibit A), and the Administrative Agent is hereby directed to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. As so amended and restated, the Credit Agreement is hereinafter referred to as the “Restated Credit Agreement”.

(b) From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the Loan Documents, shall mean the Restated Credit Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement.

(c) In order to reflect the renumbering of certain Articles and Sections of the Credit Agreement in the Restated Credit Agreement, from and after the effectiveness of such amendment and restatement, any reference in any Loan Document (other than the Restated Credit Agreement) to Article IV, V, VI, VII, VIII, IX or X of the Credit Agreement shall be deemed to be a reference to Article III, IV, V, VI, VII, VIII or IX, respectively, of the Restated Credit Agreement, and references to Section numbers in such Articles of the Credit Agreement, and to Schedules identified by such Section numbers, will be deemed changed to correspond to the numbers of the Articles of the Restated Credit Agreement in which such Sections appear.

(d) Each LC Subsidiary that is a party hereto hereby confirms that it is a party to the Credit Agreement and constitutes an “LC Subsidiary” for all purposes thereof, and affirms and agrees that it is bound by all provisions of the Credit Agreement applicable to it as an LC Subsidiary.

(e) In connection with the satisfaction of the condition set forth in clause (h) of Section 4.01 of the Restated Credit Agreement, the Administrative Agent and each Lender party to the Credit Agreement hereby waive any requirement set forth in Section 2.10(d) or any other provision of the Credit Agreement that conditions any prepayment of Loans thereunder on a delivery by a Borrower of any prior written notice.

SECTION 2. Conditions to Effectiveness. This Amendment Agreement and the obligations of the Lenders to make Loans and issue Letters of Credit under the Credit Agreement as amended and restated hereby shall become effective on the date on which the conditions specified in Section 4.01 of the Restated Credit Agreement are satisfied (or waived in accordance with Section 9.02 of the Restated Credit Agreement).

SECTION 3. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 4. No Novation. Neither this Amendment Agreement nor the effectiveness of the Restated Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release, or affect the priority of, the Lien of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, except as amended, amended and restated or modified hereby or by instruments executed concurrently herewith.

SECTION 5. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Restated Credit Agreement and the other Loan Documents.

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SECTION 6. Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, and of foreign counsel acting for the Administrative Agent.

SECTION 7. Headings. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GRAFTECH INTERNATIONAL LTD.,

by

/s/ John D. Moran
	Name:	John D. Moran
	Title:	Secretary and Attorney-in-Fact

GRAFTECH GLOBAL ENTERPRISES INC.,

By

/s/ John D. Moran
	Name:	John D. Moran
	Title:	Assistant Secretary and Attorney-in-Fact

GRAFTECH FINANCE INC.,

By

/s/ John D. Moran
	Name:	John D. Moran
	Title:	Secretary and Attorney-in-Fact

GRAFTECH SWITZERLAND, S.A.,

By

/s/ John D. Moran
	Name:	John D. Moran
	Title:	Attorney-in-Fact

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender,

By

/s/ Brian Knapp
	Name:	Brian Knapp
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

GRAFTECH INTERNATIONAL HOLDINGS INC., as LC Subsidiary,

By

/s/ John D. Moran
	Name:	John D. Moran
	Title:	Secretary and Attorney-in-Fact

GRAFTECH S.P.A., as LC Subsidiary,

By

/s/ John D. Moran
	Name:	John D. Moran
	Title:	Attorney-in-Fact

GRAFTECH CANADA ULC, as LC Subsidiary,

By

/s/ John D. Moran
	Name:	John D. Moran
	Title:	Attorney-in-Fact

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	Bank of America, N.A.

	By:	/s/ Kenneth G. Wood
		Name:	Kenneth G. Wood
		Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	BNP Paribas

	By:	/s/ Michael A. Kowalczuk
		Name:	Michael A. Kowalczuk
		Title:	Director

	By:	/s/ Melissa Bailey
		Name:	Melissa Bailey
		Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	Bank of the West

	By:	/s/ Sidney Jordan
		Name:	Sidney Jordan
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	The Royal Bank of Scotland plc

	By:	/s/ Paul Chisholm
		Name:	Paul Chisholm
		Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	Wells Fargo Bank, National Association

	By:	/s/ Jeffrey White
		Name:	Jeffrey White
		Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	PNC Bank, National Association

	By:	/s/ Christian S. Brown
		Name:	Christian S. Brown
		Title:	Senior Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Brian P. Fox
		Name:	Brian P. Fox
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	The Bank of Nova Scotia

	By:	/s/ David Mahmood
		Name:	David Mahmood
		Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	Sovereign Bank

	By:	/s/ Thomas J. Devitt
		Name:	Thomas J. Devitt
		Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	The Huntington National Bank

	By:	/s/ Brian H. Gallagher
		Name:	Brian H. Gallagher
		Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	U.S. Bank National Association

	By:	/s/ Kenneth R. Fieler
		Name:	Kenneth R. Fieler
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	Fifth Third Bank

	By:	/s/ Martin H. McGinty
		Name:	Martin H. McGinty
		Title:	Vice President

For any Lender requiring a second signature block:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

SIGNATURE PAGE TO

AMENDMENT & RESTATEMENT AGREEMENT

DATED AS OF OCTOBER 7, 2011

Signature Page to Be Executed by Lenders

Under the Amended and Restated Credit Agreement

SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of OCTOBER 7, 2011, in respect of the CREDIT AGREEMENT dated as of April 28, 2010, among GRAFTECH INTERNATIONAL LTD., GRAFTECH GLOBAL ENTERPRISES INC., GRAFTECH FINANCE INC., GRAFTECH SWITZERLAND, S.A., the LC SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

Lender:	BANQUE CANTONALE VAUDOISE

	By:	/s/ Olivier Deurin
		Name:	Olivier Deurin
		Title:	Vice President

For any Lender requiring a second signature block:

	By:	/s/ Laurent Micheli
		Name:	Laurent Micheli
		Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]

EXHIBIT A

Amended and Restated Credit Agreement

See attached.

[SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT]